                                                                 Exhibit (10)(r)

                           PROFIT SHARING BONUS PLAN
                           -------------------------

POLICY
- ------

CERTAIN EXEMPT EMPLOYEES OF THE CORPORATION AND ITS SUBSIDIARIES SHALL BE GIVEN CONSIDERATION FOR PAYMENT UNDER THE CORPORATION'S PROFIT SHARING BONUS PLAN PROVIDED THEY HAVE COMPLETED SIX (6) MONTHS OF SERVICE BY CALENDAR YEAR END.

PAYMENTS WILL BE CONSIDERED ON THE BASIS OF CORPORATE AND HUFFY COMPANY FINANCIAL RESULTS AND, FOR SOME POSITIONS, INDIVIDUAL PERFORMANCE AGAINST OBJECTIVES.

THE SCHEDULES SET FORTH BELOW ARE GUIDELINES ONLY AND PAYMENTS MAY BE MODIFIED OR OMITTED BY MANAGEMENT, OR BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS, IN THEIR SOLE DISCRETION.

PAYMENTS SHALL BE MADE ONLY TO EMPLOYEES WITH AT LEAST "MEETS SOME BUT NOT ALL PERFORMANCE REQUIREMENTS" JOB EVALUATION.

                                                          Bonus opportunity as a % of
I.  Basis and Level of Awards                                  Actual Base Salary
    -------------------------                           -------------------------------
                                                           Min.      Target     Max.
                                                           ---       ------     ---
A.  Chairman and President
    ----------------------
    Corporate RONA                                           0       40.0%        80%
    Personal Objectives                                      0       10.0%        20%
                                                            ---      -----       ----

                                                             0%      50.0%       100%
B.   Executive Vice President
     ------------------------

    Corporate RONA                                           0       32.0%      64.0%
    Personal Objectives                                      0        8.0%      16.0%
                                                            ---      -----     ------

                                                             0%      40.0%      80.0%
C.  Other Corporate Officers
    ------------------------

    Corporate RONA                                           0       22.5%      45.0%
    Huffy Company Performance* vs. PP                        0        1.5%       3.0%
    Personal Objectives                                      0        6.0%      12.0%
                                                            ---      -----      -----

                                                             0%      30.0%      60.0%

*Huffy Company Performance as used herein means the principal criteria (Huffy
 Company RONA, Huffy Company EBIT-AUC or Huffy Company EBIT) utilized for the assigned Huffy Company.

D.  Huffy Company Heads
    -------------------
    1.   HBC*, HSC, and WIS
         Corporate RONA                                      0        6.0%      12.0%
         Huffy  Company RONA vs.  PP                         0       18.0%      36.0%
         Personal Objectives                                 0        6.0%      12.0%
                                                           -----     -----      -----
                                                             0%      30.0%      60.0%

 *HBC President/General Manager also participates in the HBC Gainsharing Program. Any monies earned under this PSBP will be reduced by an amount equal to the amount earned under the HBC Gainsharing Program.

    2.   HSF
         Corporate RONA                                               0        6.0%      12.0%
         Huffy Company EBIT-AUC vs. PP                                0       18.0%      36.0%
         Personal Objectives                                          0        6.0%      12.0%
                                                                    -----     -----      -----
                                                                      0%      30.0%      60.0%

    3.   TTH
         Corporate RONA                                               0        6.0%      12.0%
         Huffy Company EBIT vs. PP                                    0       18.0%      36.0%
         Personal Objectives                                          0        6.0%      12.0%
                                                                    -----     -----      -----
                                                                      0%      30.0%      60.0%

    4.   GBPC
         Corporate RONA                                               0        6.0%      12.0%
         Huffy Company (without GWPC)
           RONA vs. PP                                                0       14.4%      28.8%
         GWPC RONA vs. PP                                             0        3.6%       7.2%
         Personal Objectives                                          0        6.0%      12.0%
                                                                    -----     -----      -----
                                                                      0%      30.0%      60.0%

E.  Huffy Company Staffs
    --------------------
    1.   HBC**, HSC, WIS
         Huffy Company RONA vs. PP                                    0       12.0%      24.0%
         Personal Objectives                                          0        3.0%       6.0%
                                                                    -----     -----      -----
                                                                      0%      15.0%      30.0%

         **HBC Staff also participate in the HBC Gainsharing Program. Any monies earned under this PSBP will be reduced by an amount equal to the amount earned under the HBC Gainsharing Program.

    2.   GWPC Vice President & General Manager

         GWPC RONA vs. PP                                             0       12.0%       24.0%
         Personal Objectives                                          0        3.0%        6.0%
                                                                    -----     -----       -----
                                                                      0%      15.0%       30.0%

    3.   TTH Staff and Manager, Cost and
           Control

           Huffy Company EBIT vs. PP                                  0       12.0%       24.0%
           Personal Objectives                                        0        3.0%        6.0%
                                                                    -----    ------       -----
                                                                      0%      15.0%       30.0%

    4.   HSF Staff

         Huffy Company EBIT-AUC vs. PP                                0       12.0%       24.0%
         Personal Objectives                                          0        3.0%        6.0%
                                                                    -----     -----       -----
                                                                      0%      15.0%       30.0%

    5.   GBPC Staff (excluding GWPC V.P./General Manager)

         Huffy Company (without GWPC)
             RONA vs. PP                                              0        9.6%       19.2%
         GWPC RONA vs. PP                                             0        2.4%        4.8%
         Personal Objectives                                          0        3.0%        6.0%
                                                                    -----     -----       -----
                                                                      0%      15.0%       30.0%

F.  Corporate Exempt
    ----------------

    1.   Positions with 700 or more Hay points

         Corporate RONA                                               0       12.0%       24.0%
         Personal Objectives                                          0        3.0%        6.0%
                                                                    -----     -----       -----
                                                                      0%      15.0%       30.0%

    2.   Positions with less than 700 Hay points

         Corporate RONA                                               0%      10.0%       20.0%


G.  Other Exempt
    ------------

    1.   Huffy Company Exempt* (except HSF Exempt;
         HBC First Line Production and Maintenance
         Supervisors; GBPC Exempt; GWPC Exempt;
         WIS Field Management (see Policy 701-B
         for WIS Field Management personnel) and
         Exempt; and TTH Exempt)

           Huffy Company RONA vs. PP                                  0%      10.0%       20.0%

         *HBC Exempt also participate in the HBC Gainsharing Program. Any monies earned by HBC Exempt under this PSBP will be reduced by an amount equal to the amount earned under the HBC Gainsharing Program.

    2.   HBC First Line Production and Maintenance
         Supervisors

         Huffy Company RONA vs. PP                                    0       10.0%      12.0%*
         Huffy Company Gainsharing Plan                               0         -        12.0%*
                                                                    -----     -----      ------
                                                                      0%        -        20.0%

    *Either category of bonus payment (Huffy Company RONA vs. PP or Gainsharing performance) may pay up to a maximum of 12% for the fiscal year but the maximum total bonus for both categories may not exceed 20%.

    3.   HSF District Managers

         District Gross Field Profit $ vs. PP                         0        5.0%      10.0%
         Huffy Company EBIT-AUC vs. PP                                0        5.0%      10.0%
                                                                    -----     -----      -----
                                                                      0%      10.0%      20.0%

    4.   HSF Area Managers

         Area Gross Field Margin $ vs. PP                             0        5.0%      10.0%
         Huffy Company EBIT-AUC vs. PP                                0        5.0%      10.0%
                                                                    -----     -----      -----
                                                                      0%      10.0%      20.0%

    5.   HSF Other Exempt

         Huffy Company EBIT-AUC vs. PP                                0%      10.0%      20.0%

    6.   GBPC Financial Staff (including
         all Denver-based MIS, Credit and
         Accounting employees except for MIS
         LAN Administrator and Cost Accountant)

         Huffy Company (without GWPC)
             RONA vs. PP                                              0        8.0%       16.0%
         GWPC RONA vs. PP                                             0        2.0%        4.0%
                                                                    -----     -----       -----
                                                                      0%      10.0%       20.0%
    7.   GBPC Director - Sales, GBPC Director -
         Marketing, GBPC Director - International
         Sales and Marketing, GBPC Sales
         Administrator, GBPC Consumer Relations
         Supervisor, GBPC Sales Managers, GBPC
         Customer Service Manager, GBPC Business
         Line Manager for GWPC, GBPC Manager of
         Design

         Huffy Company (without GWPC)
             RONA vs. PP                                              0        8.0%       16.0%
         GWPC RONA vs. PP                                             0        2.0%        4.0%
                                                                    -----     -----       -----
                                                                      0%      10.0%       20.0%

    8.   Other GBPC Exempt

         Huffy Company (without GWPC)
         RONA vs. PP                                                  0%      10.0%       20.0%

    9.   GWPC Exempt

         GWPC RONA vs. PP                                             0%      10.0%       20.0%

   10.   TTH Exempt

         TTH EBIT vs. PP                                              0%      10.0%       20.0%

   11.   TTH Canadian District Sales Managers

         Net Sales $ vs. Sales Objective $*                           0%      10.0%       20.0%
                                                                      --      -----       -----
                                                                      0%      10.0%       20.0%

 *Threshold payment of 2% applies when 90% of pre-established Sales Objective $ are attained, 10% when 100% of Sales Objective $ are attained, and 20% when 110% of Sales Objective $ are obtained.


   12.   WIS Director - Accounting; WIS Director -
         Management Information Systems; WIS Manager -
         Payroll; WIS Manager - Accounts Receivable;
         WIS Manager - Tax & Financial Analysis;
         WIS Manager, Business Systems Development;
         WIS Manager - Compensation & Benefits;
         WIS Manager - Systems Development;
         WIS Manager - Requirements & Testing;
         WIS Manager - General Accounting;
         WIS Manager - Computer Operations;
         WIS National Processing Manager;
         WIS Manager - Credit and Collections;

         WIS Manager - Employee Relations;
         WIS Manager - Operations Support and Services;
         WIS Management Information Systems Manager

         Huffy Company RONA vs.  PP                           0     10.0%      20.0%

   13.   WIS Director - Account Management
         & Customer Service; WIS National
         Account Manager; WIS National Sales
         Manager

         Huffy Company RONA vs.  PP                            0        5.0%      10.0%
         Sales Volume $ vs.  PP                                0        5.0%      10.0%
                                                             -----     -----      -----
                                                               0%      10.0%      20.0%

   14.   Other WIS Exempt (excluding WIS
         Field Management)

         Huffy Company RONA vs.  PP                            0        5.0%      10.0%


II. Corporate Internal Audit Staff
    ------------------------------

    Corporate Internal Audit staff are members of the Corporate Exempt category and bonus recommendations will generally be made on that basis. Such bonus recommendations will be subject to approval by the Audit Committee of the Board of Directors.


III.  Award Scales(1)
      ------------

    Corporate RONA                         %  of Targeted
    Level                                  Award Earned(2)
    -------------------------              ---------------
    Under    7.7%                                -0-
             7.7%   Threshold                     25%
             8.4                                  50
             9.0                                  75
             9.7    Target                       100
            10.4                                 125
            11.2                                 150
            11.9                                 175
            12.7    Maximum                      200

                                                   Percent of Targeted Award Earned
                                                   --------------------------------
                                                   Profit Plan          Profit Plan
Huffy Company                                        RONA 5%             RONA less
RONA vs. Plan(3)                                   or Greater(2)         than 5%(2)
- -------------                                      -------------        -----------

Under   90%                                               -0-               -0-
        90       Threshold                                 25%               25%
        92                                                 40                40
        94                                                 55                55
        96                                                 70                70
        98                                                 85                85
       100       Target                                   100               100
       101.5                                              110               105
       103.0                                              120               110
       104.5                                              130               115
       106.0                                              140               120
       107.5                                              150               125
       109.0                                              160               130
       110.5                                              170               135
       112.0                                              180               140
       113.5                                              190               145




       115.0                                              200               150
       116.5                                              200               155
       118.0                                              200               160
       119.5                                              200               165
       121.0                                              200               170
       122.5                                              200               175
       124.0                                              200               180
       125.5                                              200               185
       127.0                                              200               190
       128.5                                              200               195
       130.0+    Maximum                                  200               200


                        HSF                     % of Targeted
                EBIT-AUC vs. Plan               Award Earned
                -----------------               -------------
                Under 90%                             -0-
                      90    Threshold                  25%
                      92                               40
                      94                               55
                      96                               70
                      98                               85
                     100       Target                 100
                     101                              110
                     102                              120
                     103                              130
                     104                              140
                     105                              150
                     106                              160
                     107                              170
                     108                              180
                     109                              190
                     110+     Maximum                 200

             HSF District Gross                  % of Targeted
             Field Profit $ vs. PP              Award Earned(2)
             ---------------------              ---------------
                Under 90%                             -0-
                      90                               25%
                     100                              100
                     110+                             200

             HSF Area Gross Field                % of Targeted
             Margin $ vs. PP                     Award Earned
             --------------------               ---------------
                Under 90%                             -0-
                      90                               25%
                     100                              100
                     110+                             200

                                                     % of Targeted
                TTH EBIT vs. Profit Plan            Award Earned(2)
                ------------------------            ---------------
                Less than $        0                      -0-
                                   0     Threshold         25%

                          $1,300,000     Target           100

                          $3,000,000+    Maximum          200

      1. The scales are sliding. When actual Corporate RONA is above 8.5% and falls between the points on the scale, it will be adjusted to the nearest 1/10th of 1% and interpolated to determine the award level. When Huffy Company RONA or TTH EBIT or HSF EBIT-AUC falls between the points on the scale, it will be adjusted to the nearest 1/10th of 1% and interpolated to determine the award level.

      2. % of targeted award earned is used as a multiple of bonus target which varies by level of employee. Refer to Section I.

      3. This scale is applicable to Huffy Company RONA, HSF EBIT-AUC, and similar Huffy Company performance measures.

 IV.  Positions Covered

      A.    Corporate Officers and Huffy Company Presidents

            Corporate Officers
            ------------------

            Chairman of the Board
            President
            Executive Vice President
            Vice President - Chief Administrative Officer and Secretary Vice President - Finance and CFO
            Vice President - Corporate Affairs
            Vice President - Controller
            Vice President - Human Resources
            Vice President - General Counsel and Assistant Secretary Treasurer and Director, Investor Relations

            Huffy Company Presidents
            ------------------------

            President and General Manager - Huffy Bicycle Company President and General Manager - Huffy Sports Company President and General Manager - Gerry Baby Products Company President and General Manager - Washington Inventory Service President and General Manager - Huffy Service First, Inc. President and General Manager - True Temper Hardware Company

      B.    Huffy Company Staff

            HBC
            ---

            V.P. Operations
            V.P. Marketing/Sales and Design
            V.P. Controller
            V.P. Global Sourcing and Logistics
            V.P. Product Engineering
            V.P. Human Resources
            V.P. International

            HSC
            ---

            V.P. Sales
            V.P. Controller
            V.P. Product Engineering/Quality Assurance
            V.P. Manufacturing
            V.P. Materials Management

            GBPC
            ----

            V.P.  Sales/Marketing
            V.P.  Controller
            Sr. V.P. Operations
            V.P. Human Resources
            V.P. General Manager - GWPC
            V.P. Product Design and Engineering

            HSF
            ---

            V.P. Operations
            V.P. Controller
            V.P. Sales/Marketing
            V.P. Human Resources

            WIS
            ---

            V.P. Operations
            V.P. Finance and Controller
            V.P. Technology & Information Systems
            V.P. Human Resources
            V.P. Marketing and Account Management
            V.P. Sales

            TTH
            ---

            V.P. Sales and Marketing
            V.P. Operations
            Controller
            V.P. Human Resources
            Managing Director, TT Ireland
            Acting Director, TT Canada
            V.P. Materials

  V.  Individual Personal Objectives
      ------------------------------

For those individuals who have a portion of their bonus measured on this basis, the following implementation procedure will be used:

      1. Each individual will draw up objectives covering the calendar year based on supporting the supervisor's objectives and his own.

      2.    These objectives should have the following characteristics:

            a) Not be associated with financial goals in the Profit Plan. (Financial goals for such things as cost reduction or similar projects are appropriate goals.)

            b) Be as specific and as measurable as to successful attainment as possible. (A project need not be completed in the calendar year. The objective can be to obtain a specific status in the project by calendar year end.)

            c)   1)   Chairman and President shall each develop no more than
                      7 to 8 objectives.

                 2) Other Corporate Officers and Huffy Company Presidents shall each develop no more than 6 objectives.

                 3) Huffy Company Staff and Corporate Officer Direct Reports in positions with 700 or more Hay points shall each develop no more than 3 objectives.

            d) A "degree of difficulty" should be assigned to each objective on the basis of 1 to 10.

      3. The objectives and degrees of difficulty shall be reviewed between the individual and his supervisor and agreement reached on:

                                   a)   Completeness of list
                                   b)   State of objectives
                                   c)   Degree of difficulty

            It is the supervisor's responsibility to ensure that there is some consistency in the measurement of "degree of difficulty" among all his subordinates, and the Corporate Officer's responsibility to review for consistency in measurement of "degree of difficulty" among Huffy Company Staff personnel within his function.

      4.    Personal Objectives Schedule
            ----------------------------
            Upon Approval by                The President's and Executive Vice President's objectives
            Compensation                    shall be communicated to the Corporate Officers and Huffy
            Committee                       Company Presidents promptly following approval by
                                            Compensation Committee of the Board of Directors.

            15 days later                   Corporate Officers and Huffy Company Presidents shall
                                            develop their objectives and circulate them to other
                                            Corporate Officers and Huffy Company Presidents by this
                                            date.

            10 days later                   Corporate Officers' and Huffy Company Presidents'
                                            objectives shall be reviewed with Corporate Officers and
                                            approved by their respective immediate supervisors.
                                            Corporate Officers and Huffy Company Presidents shall
                                            communicate their approved objectives to their respective
                                            Corporate Officer Direct Reports in positions with 700 or
                                            more Hay points ("Corporate Staff") and Huffy Company
                                            Staffs ("Huffy Staff").

            30 days later                   Corporate Staff and Huffy Staff personnel shall have
                                            completed their respective objectives, reviewed them with
                                            the appropriate Corporate Officer (who shall furnish his
                                            comments to such Corporate Staff or Huffy Staff member,
                                            the Huffy Company President and the President) and have them approved by the Corporate Officer and President with
                                            respect to Corporate Staff and by the Huffy Company
                                            President and the President with respect to Huffy Staff
                                            members.

      5.    Personal Objectives Results Schedule
            ------------------------------------
            First Friday in                 Corporate Staff and Huffy Staff personnel shall submit
            December                        their results for the year ending for evaluation to the
                                            appropriate Corporate Officer and, with respect to Huffy
                                            Staff, to the Huffy Company President.

            10 days later                   Corporate Officers shall have reviewed results submitted
                                            to them by such Corporate Staff and Huffy Staff members
                                            and submitted their comments to the Corporate Staff or
                                            Huffy Staff member, the Huffy Company President and the
                                            President with respect to Huffy Staff, and the President
                                            with respect to Corporate Staff.

            10 days later                   CEO provides Compensation Committee of Board of Directors
                                            with his results for evaluation and approval.

            5 days later                    Corporate Staff results shall be approved by Corporate
                                            Officers.  Huffy Staff personnel results shall be approved by Corporate Officers and Huffy Company Presidents.
                                            Corporate Officers and Huffy Company Presidents shall
                                            submit their results for the year ending to their
                                            immediate supervisor for evaluation and approval.

            Feb. 1                          The evaluation and approval of personal objectives results are to be completed.

      6. The participant shall evaluate his own performance and then submit the evaluation to his supervisor who shall review and approve the evaluation. This score is not binding. The supervisor shall use his judgment to arrive at a final rating. However, ONLY performance on the written objectives shall be evaluated, not performance on any other matters.

      7. Each individual shall be informed by his supervisor of his performance rating but only AFTER all approvals have been secured.

      8. Notwithstanding the foregoing, payments for personal objectives performance are expressly conditioned upon and made subject to the following base financial criteria:

            (A)   CORPORATE OFFICERS AND ELIGIBLE CORPORATE OFFICER DIRECT REPORTS
                  ----------------------------------------------------------------

                  Corporate RONA less than 50% of Target RONA for       - No bonus shall be paid for
                  Corporate bonus purposes                                performance of personal
                                                                          objectives

                  Corporate RONA at least 50%, but less than 75%,       - 50% of calculated bonus for
                  of Target RONA for Corporate bonus purposes             performance  of  personal
                                                                          objectives shall be paid

                  Corporate RONA 75% or greater of Target RONA for      - 100% of calculated bonus
                  Corporate bonus purposes                                for performance  of
                                                                          personal objectives


            (B)   HUFFY COMPANY PRESIDENT AND STAFF
                  ---------------------------------
                  Huffy Company RONA, EBIT or EBIT-AUC less than 50%    - No bonus shall be paid for
                  of approved Huffy Company Profit Plan                   performance of personal
                                                                          objectives

                  Huffy Company RONA, EBIT or EBIT-AUC at least 50%,    - 50% of calculated bonus for
                  but less than 75%, of approved Huffy Company Profit     performance of personal
                  Plan                                                    objectives shall be paid


                  Huffy Company RONA, EBIT or EBIT-AUC 75% or greater   - 100% of calculated bonus
                  of approved Huffy Company Profit Plan                   for performance of personal
                                                                          objectives shall be paid

  VI.  Implementation
       --------------

   1.  Eligibility
       -----------

       All exempt employees on the payroll on or before the first business day of the calendar year shall be eligible for consideration for a full bonus opportunity.

       Hires: Employee coming on the payroll after the first business day of the calendar year but on or before the first business day of July will be eligible for consideration for one-half the annual bonus opportunity.

                 Exception:   HSF Regional Operations, District and Area
                              Managers, and eligible WIS personnel hired after January 1 of the calendar year shall be eligible for consideration for the percentage of annual bonus opportunity shown below:

                                                              Percentage of Annual
                                 Hire Date                     Bonus Opportunity
                                 ---------                    --------------------
                                 During 1st quarter                    75%
                                 During 2nd quarter                    50%
                                 During 3rd quarter                    25%
                                 During 4th quarter                     0%


            Transfers, Promotions or Demotions: Individuals transferred, promoted or demoted during the calendar year shall have bonus opportunity as follows:

                                                                          Calculation Based on
                                                                          --------------------
                                                                       Old Oppor.       New Oppor.
                                                                       ---------        ----------
                                                                       Old Actual       New Actual
                                                                      -----------       ----------
                                                                      Base Salary      Base Salary
                                                                      -----------      -----------
                                                                    Old. Opp. Level   New Opp. Level
                                                                    ---------------   -------------
            Transferred, Promoted or Demoted
                     During 1st   Quarter                                   25%             75%
                     During 2nd   Quarter                                   50%             50%
                     During 3rd   Quarter                                   75%             25%
                     During 4th   Quarter                                  100%              0%

            Note: Non-exempt and/or hourly employees promoted to exempt positions are eligible for bonus consideration as above but only for those quarters in which they held exempt positions. Also, status changes (including transfers, promotions and demotions, but excluding new hires) for bonus eligible employees at WIS which are effective for the first pay period beginning on or after the first day of the quarter shall be treated for bonus purposes as if they were effective the first day of the quarter.

            Terminations:     To be eligible to receive the Profit Sharing
                              payment for a calendar year, an employee must be on the active payroll at the time payment for that calendar year is made OR HAVE BEEN
                              TERMINATED DUE TO A CURTAILMENT OF PRODUCTION
                              BETWEEN JULY 1 OF THAT CALENDAR YEAR AND THE DATE
                              OF BONUS PAYMENT, HAVING MET ALL ELIGIBILITY
                              REQUIREMENTS OF THE PLAN AND HAVING PERFORMED ALL
                              DUTIES AND RESPONSIBILITIES IN AT LEAST AN
                              AVERAGE MANNER.  UNDER THESE CIRCUMSTANCES, SUCH
                              EMPLOYEES MUST HAVE BEEN ON THE PAYROLL AT THE
                              BEGINNING OF THE CALENDAR YEAR IN ORDER TO
                              QUALIFY FOR BONUS FOR THAT CALENDAR YEAR.
                              APPROVAL OF THE CEO IS REQUIRED IN ALL SUCH
                              CASES.  EXEMPT EMPLOYEES TERMINATED DUE TO A
                              CURTAILMENT OF PRODUCTION SHALL BE ELIGIBLE FOR
                              BONUS OPPORTUNITY AS FOLLOWS:

                                                                         Bonus as percent payment
                                                                         ------------------------
                              Termination Date                          of full bonus opportunity
                              ----------------                          -------------------------
                              July 1 - September 30                                50%
                              ---------------------
                              October 1 - December 31                              75%
                              -----------------------
                              January 1 - date of payment                         100%
                              ---------------------------

                 Death or Retirement:      Employees who retired or died during
                                           or after the calendar year for which
                                           bonus is being calculated and who
                                           met the requirement of being on the
                                           active payroll during the year will
                                           be given consideration for a bonus
                                           payment on basis of the following
                                           percentage of full bonus
                                           opportunity: retired or died in 1st
                                           Qtr - 25%; 2nd Qtr 50%; 3rd Qtr -
                                           75%; 4th Qtr - 100%.  Payment for
                                           deceased employees shall be made to
                                           the beneficiary designated under the
                                           Salaried Employees Group Term Life
                                           Insurance Plan.

                                           Active payroll is defined as
                                           receiving wages (recorded on the
                                           Federal W-2 form) from the
                                           Corporation or one of the Huffy
                                           Companies.  Except for those
                                           terminated or retiring or deceased
                                           employees described above, employees
                                           absent for any reason and not
                                           receiving wages (as defined above)
                                           are not considered on the active
                                           payroll.


            Exception to the eligibility requirements must be approved by the CEO at the time approval is obtained for transfer or hire.

      2.    Payment
            -------

            Except as noted below, payment for Profit Sharing shall be annual and shall occur in March of each year for the prior calendar year's results.

      3.    Calculations
            ------------

            All bonus calculations will be rounded up to the nearest $25.00 increment and the minimum bonus payment to be paid will be $125.00 per employee, provided employee is eligible for bonus and such bonus is approved.

            Definitions
            -----------
            Corporate RONA       Profit after tax after cost of plan plus tax
            --------------       affected interest divided by the twelve (12)
                                 month rolling average of total assets less
                                 current liabilities excluding all interest
                                 bearing debt.

            Huffy Company        Tax affected earnings before interest and
            -------------        taxes excluding interest income divided by the
            RONA                 twelve (12) month rolling average of total
            ----                 assets other than cash less current
                                 liabilities excluding all interest bearing
                                 debt.

            Asset Usage          Charge to Huffy Company at a 15% pretax rate
            Charge               multiplied by the change between Huffy Company
            ------               actual Average Net Assets and Huffy Company
                                 planned Average Net Assets.  Huffy Company
                                 Average Net Assets equal average total assets
                                 minus average current liabilities (excluding
                                 all interest bearing liabilities and
                                 intercompany accounts).

            TTH EBIT             Earnings before interest and taxes.
            --------

            HSF EBIT-AUC
            TTH EBIT-AUC         Earnings before interest and taxes minus an
            ------------         Asset Usage Charge.


            Actual Base          Employee's actual base salary as of January 1
            Salary               of the calendar year for which bonus is
            -----                calculated.


            Midpoint of          Midpoint of Salary Range as of January 1 of
            Salary Range         the calendar year for which bonus is
            ------------         calculated.

            Promotion            15% upward difference in Hay points (see
            ---------            Corporate Policy 113).

            Demotion             15% downward difference in Hay points (see
            --------             Corporate Policy 113).


            Transfer             A change in position which does not constitute
            --------             a promotion or demotion.

            Average Usage        If Huffy Company actual Average Net Assets
            Charge Rules         exceed the profit plan for 1994, the excess
            (Applicable to       over the target will be extended times Huffy
            HSF & TTH)           Corporation's average cost of capital (15%).
            ----------           The resulting cost for excess asset usage will
                                 be deducted from the EBIT earned by the Huffy
                                 Company during 1994.

                                 If Huffy Company actual Average Net Assets are lower than the profit plan for 1994, the savings will be extended times Huffy
                                 Corporation's average cost of capital, and the resulting savings from asset efficiency will be added to the EBIT earned by the Huffy
                                 Company during 1994.

Distribution of This Policy
- ---------------------------

      Restricted to Corporate Officers, Huffy Company Presidents, Huffy Company Staff, and Corporate Officers Direct Reports in positions with 700 or more Hay points, except for Policy 701-B which is restricted to Corporate Officers and President and General Manager of WIS.




/s/ George A. Plotner                   /s/ Gary E. Morin
- ----------------------------------      --------------------------------------
Vice President - Human Resources        Executive Vice President



                                        /s/ Richard L. Molen
                                        --------------------------------------
                                        President and Chief Executive Officer

                       PROFIT SHARING BONUS PLAN ADDENDUM
                       ----------------------------------

1.      HBC

         A. For purposes of 1994 bonus calculation, Huffy Company RONA vs. PP for HBC shall exclude all costs associated with the start-up of the new production facility in Farmington, Missouri.

         B. For purposes of 1994 bonus calculation, the payment of Personal Objectives (POs) for the HBC President and General Manager, and HBC Huffy Company staff, to the extent they pertain to the Farmington, Missouri facility, will not be subject to the minimum attained Huffy Company RONA requirement in order to be eligible for payment of Personal Objectives. For example, an individual whose Personal Objectives are dedicated 100% to the Farmington facility will be eligible for a maximum award for his/her Personal Objectives. Conversely, to the extent that any individual is assigned POs that do not pertain to Farmington, those POs unrelated to Farmington will be subject to the normal Huffy Company RONA attainment requirements as per policy in order to be eligible for payment. In such instances, actual bonus paid for POs will be calculated on a pro-rata basis. For example, assume a Huffy Company Staff Member has POs worth a total of 40 points and that 20 points are related to Farmington and 20 points are non-Farmington related. Then three percentage points would be payable related to Farmington and three percentage points would be payable related to the non-Farmington goals. Assume that a perfect score of 20 is achieved on the Farmington goals and 18 of 20 points is achieved on the non-Farmington goals and that HBC has attained at least 75% of its approved profit plan RONA. In this case, the Huffy Company Staff Member would be eligible to be paid 100% of his Farmington goals or 3% and 90% of his/her non-Farmington goals or 2.7% for a combined total of 5.7% versus a maximum opportunity of 6.0%.




/s/ George A. Plotner                    /s/ Gary E. Morin
- ----------------------------------       --------------------------------------
Vice President - Human Resources         Executive Vice President




                                         /s/ Richard L. Molen
                                         --------------------------------------
                                         President and Chief Executive Officer